Exhibit 99.2 First Quarter 2018 Financial Results Supplement May 1, 2018

2© Freddie Mac Adjusted net interest income Adjusted guarantee fee income 1Q17 2Q17 3Q17 4Q17 1Q18 $1.2 $1.2 $1.1 $1.1 $1.1 $1.6 $1.7 $1.8 $1.8 $1.7 Comprehensive income (loss) Litigation settlement DTA Write-down 1Q17 2Q17 3Q17 4Q17 1Q18 $2.2 $2.0 $1.8 $2.1 $2.2$2.9 $4.7 $(5.4) -$3.3 Corporate Highlights Financial highlights $ Billions Note: Totals may not add due to rounding. ▪ 1Q18 comprehensive income of $2.2 billion was driven by the company's strong competitive fundamentals, a $0.4 billion benefit from the reduced corporate tax rate and continued guarantee book growth. 11 $(3.3) ▪ Adjusted net interest income remained stable. ▪ Adjusted guarantee fee income decreased from the prior quarter primarily driven by lower amortization of single-family upfront fees resulting from a decrease in loan prepayments.

3© Freddie Mac Mortgage-related investments portfolio Other investments and cash portfolio 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 $291 $284 $267 $253 $241 $92 $383 $82 $366 $82 $349 $89 $342 $70 $311 Single-family credit guarantee portfolio Multifamily guarantee portfolio 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 $1,779 $1,784 $1,800 $1,829 $1,836 $164 $1,943 $174 $1,958 $184 $1,984 $203 $2,032 $213 $2,049 Total Portfolio Balances Total debt outstanding4,5 $ Billions Portfolio balance highlightsTotal guarantee portfolio2 $ Billions ▪ Total guarantee portfolio: • Single-family - grew $57 billion, or 3% year-over- year. • Multifamily - grew $49 billion, or 30% year-over- year. ▪ Total investments portfolio: • Mortgage-related investments portfolio - decreased $50 billion, or 17% year-over-year. Note: Totals may not add due to rounding. +5% -19% Total investments portfolio $ Billions PSPA 2018 Limit $250B Unsecured debt Secured debt Indebtedness limit 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 $351 $334 $312 $306 $271 $8 $6 $9 $10 $10 $407 $346 $359 $340 $321 $317 $282 3 2,4

4© Freddie Mac Draw Requests from Treasury Dividend Payments to Treasury 2008-2015 2016 2017 2018 YTD Cumulative Total $71.3 $0.3 $71.6 $96.5 $5.0 $10.9 $112.4 Conservatorship and Regulatory Matters Treasury draw requests and dividend payments $ Billions DFAST7 - Additional draws needed under severely adverse scenario $ Billions Note: Totals may not add due to rounding. 6 with DTA valuation allowance without DTA valuation allowance 2015 2016 2017 Remaining PSPA Funding* $62 $53 $43 $34 $26 $21 $140.5 *As of 12/31/2017

5© Freddie Mac Interest-rate Risk Measures Pre-Hedge Accounting Post-Hedge Accounting % Change 03/31/17 06/30/17 09/30/17 12/31/17 03/31/18 ($3.5) ($3.3) ($2.8) ($3.1) ($3.3) ($1.8) ($1.5) ($1.2) ($0.5) ($0.6) 50% 55% 58% 84% 83% GAAP Adverse Scenario8 (Before-Tax) $ Billions PMVS-Level9 and Average Duration Gap10 $ Millions PMVS-L (50 bps) 1Q17 2Q17 3Q17 4Q17 1Q18 $5 $9 $35 $17 $8 Average Duration Gap (months) 1Q17 2Q17 3Q17 4Q17 1Q18 0 0 0 0 0

6© Freddie Mac National home prices have surpassed the 2006 peak United States (Not Seasonally Adjusted) 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 168 184 Average monthly net new jobs (non-farm) National unemployment rate (as of the last month in each quarter) 1Q17 2Q17 3Q17 4Q17 1Q18 177,000 190,000 142,000 221,000 202,000 4.5% 4.3% 4.2% 4.1% 4.1% Key Economic Indicators National home prices increased by an average of 7.6% over the past year Quarterly ending interest rates Unemployment rate and job creation Freddie Mac House Price Index (December 2000 = 100) (2006 Peak) 30-year PMMS 10-year LIBOR 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 4.14% 3.88% 3.83% 3.99% 4.44% 2.39% 2.27% 2.28% 2.39% 2.78%

7© Freddie Mac Purchase UPB Refinance UPB 1Q17 2Q17 3Q17 4Q17 1Q18 $39 $45 $57 $57 $38 $47 $86 $28 $73 $30 $87 $41 $98 $28 $66 44 44 42 36 40 Core single-family portfolio (loans originated post-2008) Legacy and relief refinance single-family portfolio 1Q17 2Q17 3Q17 4Q17 1Q18 $1,317 $1,343 $1,377 $1,424 $1,446 $462 $1,779 $441 $1,784 $423 $1,800 $405 $1,829 $390 $1,836 Single-family Financial Highlights and Key Metrics Single-family segment earnings $ Millions Credit guarantee portfolio $ Billions New funding volume $ Billions Guarantee fees charged on new acquisitions (bps)11 Serious delinquency rates +3% Note: Totals may not add due to rounding. Core single-family portfolio (loans originated post-2008) Legacy and relief refinance single-family portfolio Total 1Q17 2Q17 3Q17 4Q17 1Q18 0.19% 0.18% 0.19% 0.35% 0.32% 2.17% 2.07% 2.14% 2.59% 2.41% 0.92% 0.85% 0.86% 1.08% 0.97% (74%) (75%) (77%) (78%) (79%) 1Q17 2Q17 3Q17 4Q17 1Q18 $710 $778 $255 $758 $702

8© Freddie Mac Reference pool UPB at issuance Reference pool UPB outstanding 2014 2015 2016 2017 YTD 2018* $205 $385 $595 $854 $942 $193 $329 $454 $636 $698 12% 19% 26% 35% 38% Single-family Credit Risk Transfer – STACR / ACIS Total Single-family credit guarantee portfolio with transferred credit risk $ Billions Cumulative Single-family transferred credit risk based on outstanding balance at period end $ Billions Outstanding reference pool UPB as a percentage of total Single-family portfolio First loss positions: Retained by Freddie Mac Mezzanine loss positions: Retained by Freddie Mac First loss positions: Transferred to third parties Mezzanine loss positions: Transferred to third parties 3/31/17 6/30/17 9/30/17 12/31/17 3/31/18 $3.6 $4.2 $4.1 $4.6 $5.0$1.1 $1.4 $1.1 $1.5 $1.7 $1.8 $2.2 $2.3 $2.7 $3.1 $19.4 $20.9 $20.3 $21.6 $23.2 *As of March 31, 2018

9© Freddie Mac Multifamily acquisitions of units by area median income (% of eligible units acquired) ≤100% AMI >100% AMI 2014 2015 2016 2017 YTD 2018* 90% 88% 86% 83% 83% 10% 12% 14% 17% 17% Guarantee Portfolio Mortgage-related Securities Unsecuritized Loans 12/31/14 12/31/15 12/31/16 12/31/17 3/31/18 $91 $120 $158 $203 $213$25 $19 $13 $7 $8 $53 $169 $49 $188 $42 $213 $39 $249 $33 $254 Multifamily Financial Highlights and Key Metrics Total portfolio $ Billions Multifamily market and Freddie Mac delinquency rates (%) Multifamily comprehensive income $ Millions +50% (54%) (64%) (74%) (82%) (84%) Note: Totals may not add due to rounding. *As of March 31, 2018 Freddie Mac (60+ day) FDIC Insured Institutions (90+ day) MF CMBS Market (60+ day) 1Q14 1Q15 1Q16 1Q17 1Q18 0.02 1.14 1Q17 2Q17 3Q17 4Q17 1Q18 $445 $462 $370 $660 $404 0.15 4Q17

10© Freddie Mac Multifamily securitization volume12 $ Billions K Certificate UPB SB Certificate UPB 2009-2013 2014 2015 2016 2017 YTD 2018* $71.5 $21.3 $35.6 $47.3 $56.7 $14.8 $1.8 $37.4 $3.9 $51.2 $5.5 $62.2 $1.4 $16.2 Purchase Volume Subject to Cap Purchase Volume not Subject to Cap 2014 2015 2016 2017 YTD 2018* $25.9 $30.0 $36.5 $33.7 $6.2 $2.4 $28.3 $17.3 $47.3 $20.3 $56.8 $39.5 $73.2 $6.8 $13.0 Multifamily Key Metrics, continued New funding volume $ Billions Note: Totals may not add due to rounding. *As of March 31, 2018 Cap = $30.0 Cap = $36.5 Cap = $25.9 13 Cap = $35.0

11© Freddie Mac Mortgage Investments Portfolio Other Investments and Cash Portfolio 1Q17 2Q17 3Q17 4Q17 1Q18 $225 $222 $207 $196 $190 $92 $317 $82 $304 $82 $289 $89 $285 $70 $260 Liquid Securitization Pipeline Less Liquid 1Q17 2Q17 3Q17 4Q17 1Q18 $141 $137 $129 $130 $126 $8 $12 $13 $10 $11 $76 $73 $64 $56 $53 $225 $222 $207 $196 $190 Capital Markets Financial Highlights and Key Metrics Capital Markets mortgage investments portfolio $ Billions Capital Markets comprehensive income $ Billions Capital Markets investments portfolio $ Billions Capital Markets cash window securitization $ Billions -16% (63%) (62%) (62%) (66%) Note: Totals may not add due to rounding. (66%) -18% 1Q17 2Q17 3Q17 4Q17 1Q18 $31 $25 $32 $35 $29 1Q17 2Q17 3Q17 4Q17 1Q18 $1.1 $0.7 $4.0 $0.6 $1.0

12© Freddie Mac Number of single-family loan workouts15 In Thousands Housing Market Support Loan modifications Repayment plans Forbearance agreements Short sales and deed-in-lieu of foreclosure transactions 2014 2015 2016 2017 YTD 2018* 67 54 43 45 14 25 21 12 10 3 9 6 5 15 8 19 120 13 94 9 69 5 75 1 26 Multifamily rental units Purchase borrowers Refinance borrowers 2014 2015 2016 2017 YTD 2018* 413 650 739 820 152 606 677 745 828 158 608 1,627 910 2,237 937 2,421 663 2,311 124 434 Number of families Freddie Mac helped to own or rent a home14 In Thousands Note: Totals may not add due to rounding. *As of March 31, 2018 Home Retention Actions Foreclosure Alternatives 16 16 16 16

13© Freddie Mac Endnotes 1 For additional information regarding Freddie Mac’s non-GAAP financial measures and reconciliations to the comparable amounts under GAAP, see the company’s Press Release for the quarter ended March 31, 2018. 2 Based on unpaid principal balances (UPB) of loans and securities. Excludes mortgage-related securities traded, but not yet settled. 3 Primarily Freddie Mac’s K Certificate and SB (Small Balance) Certificate transactions. 4 The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. See the company’s Annual Report on Form 10-K for the year ended December 31, 2017 for more information. 5 Represents the company’s aggregate indebtedness for purposes of the Purchase Agreement debt cap and primarily includes the par value of other short-term and long-term debt used to fund its business activities. 6 Excludes the initial $1 billion liquidation preference of senior preferred stock issued to Treasury in September 2008 as consideration for Treasury’s funding commitment and the $3.0 billion increase in the aggregate liquidation preference of the senior preferred stock pursuant to the December 21, 2017 Letter Agreement. The company received no cash proceeds as a result of issuing the initial $1 billion liquidation preference of senior preferred stock or the $3.0 billion increase on December 31, 2017. 7 For additional information, see Regulation and Supervision / Federal Housing Finance Agency / Capital Standards in the company’s Annual Report on Form 10-K for the year ended December 31, 2017. (DFAST: Dodd-Frank Act Stress Test) 8 The company evaluates the potential benefits of fair value hedge accounting by evaluating a range of interest rate scenarios and identifying which of those scenarios produces the most adverse GAAP earnings outcome. At March 31, 2018, the GAAP adverse scenario before fair value hedge accounting was a nonparallel shift in which long-term rates decrease by 100 basis points, while the GAAP adverse scenario after fair value hedge accounting was a non-parallel shift in which short and medium-term rates increase by 100 basis points. 9 Portfolio Market Value Sensitivity (PMVS) is the company's estimate of the change in the market value of its financial assets and liabilities from an instantaneous shock to interest rates, assuming spreads are held constant and no rebalancing actions are undertaken. PMVS-Level or PMVS-L measures the estimated sensitivity of the company’s portfolio market value to parallel movements in interest rates. 10 Duration gap measures the difference in price sensitivity to interest rate changes between our financial assets and liabilities and is expressed in months relative to the market value of assets. 11 Represents the estimated average rate of guarantee fees for new acquisitions during the period assuming amortization of upfront fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Includes the effect of fee adjustments that are based on the price performance of Freddie Mac’s PCs relative to comparable Fannie Mae securities. Net of legislated 10 basis point guarantee fee remitted to Treasury as part of the Temporary Payroll Tax Cut Continuation Act of 2011. 12 Excludes other types of Multifamily securitization products. 13 Includes K Certificates without subordination, which are fully guaranteed and issued without subordinate or mezzanine securities. 14 Based on the company’s purchases of loans and issuances of mortgage-related securities. For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower. 15 Consists of both home retention actions and foreclosure alternatives. 16 Categories are not mutually exclusive, and a borrower in one category may also be included in another category in the same or another period. For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period.

14© Freddie Mac Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-family Guarantee, Multifamily and Capital Markets segments, its efforts to assist the housing market, liquidity and capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments and new accounting guidance, credit quality of loans the company owns or guarantees, the costs and benefits of the company’s credit risk transfer transactions, and results of operations and financial condition on a GAAP, Segment Earnings, non-GAAP and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA, Treasury and Congress), and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2017, Quarterly Reports on Form 10-Q for the quarter ended March 31, 2018 and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s Web site at www.freddiemac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation.